UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06105

Oppenheimer International Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 8/30/2013

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS August 30, 2013* / Unaudited

	Shares	Value

Common Stocks—94.1%

Consumer Discretionary—19.4%

Hotels, Restaurants & Leisure—1.7%
SJM Holdings Ltd.	6,334,000	$16,258,584

Household Durables—1.4%
Taylor Wimpey plc	8,440,520	13,001,792

Internet & Catalog Retail—1.7%
Rakuten, Inc.	1,366,461	16,718,908

Media—9.8%
Fuji Media Holdings, Inc.	4,337	7,962,946

Grupo Televisa SAB, Sponsored ADR	616,760	15,511,514

KT Skylife Co. Ltd.	285,759	8,458,278

Modern Times Group AB, Cl. B	271,523	12,286,924

Nippon Television Holdings, Inc.	898,200	15,733,158

Schibsted ASA	174,663	8,550,475

	Shares	Value

Media (Continued)
SKY Perfect JSAT Holdings, Inc.	14,656	$7,349,100

Television Broadcasts Ltd.	573,000	3,743,336

ZON OPTIMUS SGPS SA	2,631,276	14,477,357

		94,073,088

Textiles, Apparel & Luxury Goods—4.8%
China Hongxing Sports Ltd.[1]	36,005,000	282,259

Christian Dior SA	147,630	25,271,210

Kering	92,120	20,801,442

		46,354,911

Consumer Staples—12.6%

Beverages—7.0%
C&C Group plc	1,588,589	8,805,969

Carlsberg AS, Cl. B	95,458	9,250,575

Diageo plc	697,345	21,394,250

Pernod-Ricard SA	109,610	12,722,553

Sapporo Holdings Ltd.	4,195,000	14,994,599

		67,167,946

1  OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Food Products—3.7%
AarhusKarlshamn AB	190,127	$10,453,716

DANONE SA	157,180	11,703,899

Nestle SA	211,139	13,836,081

		35,993,696

Tobacco—1.9%
Swedish Match AB	536,919	18,747,019

Energy—3.7%

Energy Equipment & Services—0.6%
Master Marine AS1	9,994,100	—

Saipem SpA	240,298	5,331,382

		5,331,382

Oil, Gas & Consumable Fuels—3.1%
PetroChina Co. Ltd., Cl. H	14,784,000	16,088,840

Total SA	237,770	13,156,429

		29,245,269

Financials—16.4%

Capital Markets—4.4%
Credit Suisse Group AG1	753,063	21,656,046

	Shares	Value

Capital Markets (Continued)
UBS AG1	1,041,614	$20,150,700

		41,806,746

Commercial Banks—6.2%
Banco Bilbao Vizcaya Argentaria SA	1,007,610	9,605,171

BNP Paribas SA	265,700	16,599,981

Mitsubishi UFJ Financial Group, Inc.	2,257,900	13,145,235

Sumitomo Mitsui Trust Holdings, Inc.	4,704,000	20,313,197

		59,663,584

Diversified Financial Services—2.5%
ING Groep NV1	1,420,228	15,463,557

Investment AB Kinnevik, Cl. B	287,481	8,972,613

		24,436,170

Insurance—0.7%
Dai-ichi Life Insurance Co. Ltd. (The)	4,964	6,605,955

2  OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Real Estate Investment Trusts (REITs)—2.0%
Hammerson plc	2,504,185	$18,763,356

Real Estate Management & Development—0.6%
Deutsche Wohnen AG	352,723	6,191,251

Health Care—5.4%

Health Care Equipment & Supplies—0.9%
DiaSorin SpA	207,145	8,377,460

Health Care Providers & Services—1.9%
Rhoen-Klinikum AG	805,027	18,699,540

Pharmaceuticals—2.6%
Ipsen SA	303,039	11,213,346

Santen Pharmaceutical Co. Ltd.	295,900	13,725,576

		24,938,922

Industrials—6.9%

Construction & Engineering—1.5%
Vinci SA	281,890	14,519,322

Electrical Equipment—0.7%
Nidec Corp.	90,100	6,763,768

	Shares	Value

Industrial Conglomerates—2.2%
Beijing Enterprises Holdings Ltd.	942,500	$6,665,804

Daetwyler Holding AG	53,569	6,222,277

Smiths Group plc	458,220	9,086,458

		21,974,539

Machinery—2.5%
NGK Insulators Ltd.	1,385,000	19,109,706

Weichai Power Co. Ltd., Cl. H	1,309,000	4,730,362

		23,840,068

Information Technology—11.3%

Electronic Equipment, Instruments, & Components—2.6%
Citizen Holdings Co. Ltd.	1,566,100	10,060,502

Murata Manufacturing Co. Ltd.	102,200	6,975,540

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STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)
TE Connectivity Ltd.	167,670	$8,215,830

		25,251,872

Internet Software & Services—4.8%
Baidu, Inc., Sponsored ADR[1]	84,810	11,494,299

Blinkx plc[1]	5,522,453	12,525,419

SINA Corp.[1]	291,540	22,571,027

		46,590,745

Semiconductors & Semiconductor Equipment—1.8%
SK Hynix, Inc.[1]	680,430	17,201,541

Software—2.1%
Net 1 UEPS Technologies, Inc.[1]	482,013	5,302,143

Temenos Group AG	577,734	13,991,892

		19,294,035

Materials—7.0%

Chemicals—4.4%
Chr. Hansen Holding AS	189,546	6,273,430

	Shares	Value

Chemicals (Continued)
Fuchs Petrolub AG, Preference	93,200	$7,539,986

JSR Corp.	223,000	3,873,860

Syngenta AG	42,940	16,835,415

Taiyo Nippon Sanso Corp.	989,000	6,450,978

		40,973,669

Containers & Packaging—1.7%
Rexam plc	2,183,864	16,499,105

Metals & Mining—0.9%
Zhaojin Mining Industry Co. Ltd., Cl. H	9,336,000	8,768,286

Telecommunication Services—11.4%

Diversified Telecommunication Services—3.0%
Colt Group SA1	2,741,208	4,439,212

Inmarsat plc	1,095,300	11,796,835

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STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Diversified Telecommunication Services (Continued)
Telecom Corp. of New Zealand Ltd.	4,247,352	$7,439,096

Ziggo NV	115,364	4,574,887

		28,250,030

Wireless Telecommunication Services—8.4%
KDDI Corp.	300,280	14,280,531

Millicom International Cellular SA, SDR	59,989	4,873,558

MTN Group Ltd.	261,806	4,783,479

NII Holdings, Inc.[1]	1,808,473	10,814,669

Rogers Communications, Inc., Cl. B	542,842	21,434,348

SK Telecom Co. Ltd.	52,422	10,416,978

Softbank Corp.	233,500	14,572,388

		81,175,951

	Shares	Value

Utilities—0.0%

Gas Utilities—0.0%
GAIL India Ltd.	57,428	$256,246

Total Common Stocks (Cost $824,079,154)		903,734,756

	Units

Rights, Warrants and Certificates—0.0%
Groupe FNAC SA Rts., Strike Price 0.0001EUR, Exp. 5/15/15[1]
(Cost $301,962)	91,540	241,968

5  OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Investment Company—4.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.10%[2,3] (Cost $46,258,875)	46,258,875	$46,258,875

Total Investments, at Value (Cost $870,639,991)	98.9%	950,235,599

Assets in Excess of Other Liabilities	1.1	10,516,912

Net Assets	100.0%	$960,752,511

Footnotes to Statement of Investments

*August 30, 2013 represents the last business day of the Fund’s quarterly period. See accompanying Notes.

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

EUR         Euro

1. Non-income producing security.

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STATEMENT OF INVESTMENTS Unaudited / (Continued)

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended August 30, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares November 30, 2012	Gross Additions	Gross Reductions	Shares August 30, 2013

Oppenheimer Institutional Money Market Fund, Cl. E	27,046,372	575,306,769	556,094,266	46,258,875

			Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E			$ 46,258,875	$ 54,641

3. Rate shown is the 7-day yield as of August 30, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings			Value	Percent

Japan			$ 198,635,947	20.9%
France			126,230,150	13.2
United Kingdom			107,506,427	11.3
Switzerland			100,908,241	10.7
China			70,600,877	7.4
United States			57,073,544	6.0
Sweden			55,333,830	5.8
South Korea			36,076,797	3.8

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STATEMENT OF INVESTMENTS Unaudited / (Continued)

Geographic Holdings	Value	Percent

Germany	$ 32,430,777	3.4%
Canada	21,434,348	2.3
Netherlands	20,038,444	2.1
Hong Kong	20,001,920	2.1
Denmark	15,524,005	1.7
Mexico	15,511,514	1.6
Portugal	14,477,357	1.5
Italy	13,708,842	1.5
South Africa	10,085,622	1.1
Spain	9,605,171	1.0
Ireland	8,805,969	0.9
Norway	8,550,475	0.9
New Zealand	7,439,096	0.8
India	256,246	0.0

Total	$ 950,235,599	100.0%

Forward Currency Exchange Contracts as of August 30, 2013 are as follows:

Broker/Contract Description	Buy/ Sell	Contract Amount (000’s)		Expiration Date	Value	Unrealized Appreciation

Deutsche Bank Securities, Inc.
Japanese Yen (JPY)	Sell	12,902,000	JPY	9/20/13	$131,414,132	$599,480

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NOTES TO STATEMENT OF INVESTMENTS Unaudited

Quarterly Period. The last day of the Fund’s quarterly period was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Securities Valuation

  The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third- party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

The table below categorizes amounts as of August 30, 2013 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$15,511,514	$170,613,510	$282,259	$186,407,283
Consumer Staples	—	121,908,661	—	121,908,661
Energy	—	34,576,651	—	34,576,651
Financials	—	157,467,062	—	157,467,062
Health Care	—	52,015,922	—	52,015,922
Industrials	—	67,097,697	—	67,097,697
Information Technology	47,583,299	60,754,894	—	108,338,193
Materials	—	66,241,060	—	66,241,060
Telecommunication Services	32,249,017	77,176,964	—	109,425,981
Utilities	—	256,246	—	256,246
Rights, Warrants and Certificates	—	241,968	—	241,968
Investment Company	46,258,875	—	—	46,258,875

Total Investments, at Value	141,602,705	808,350,635	282,259	950,235,599
Other Financial Instruments:
Foreign currency exchange contracts	—	599,480	—	599,480

Total Assets	$141,602,705	$808,950,115	$282,259	$950,835,079

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Securities Valuation (Continued)

contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

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Securities Valuation (Continued)

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(75,985,504)	$75,985,504
Consumer Staples	(73,432,740)	73,432,740
Financials	(81,592,397)	81,592,397
Health Care	(34,144,578)	34,144,578
Industrials	(11,555,589)	11,555,589
Information Technology	(31,026,155)	31,026,155
Materials	(29,738,246)	29,738,246
Telecommunication Services	(40,566,321)	40,566,321

Total Assets	$(378,041,530)	$378,041,530

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities in the annual and semiannual reports as

24  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

a receivable (or payable) and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the period ended August 30 2013, the Fund had daily average contract amounts on forward contracts to buy and sell of $1,600,033 and $110,019,810, respectively.

25  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International

26  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

27  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for cleared swaps.

With respect to cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or

28  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

29  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer

30  OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / (Continued)

Risk Exposures and the Use of Derivative Instruments (Continued)

amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 30, 2013 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$879,380,619
Federal tax cost of other investments	6,713,543

Total federal tax cost	$886,094,162

Gross unrealized appreciation	$115,605,562
Gross unrealized depreciation	(44,732,023)

Net unrealized appreciation	$70,873,539

31  OPPENHEIMER INTERNATIONAL VALUE FUND

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 8/30/2013, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Value Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	10/14/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	10/14/2013